Exhibit 99.1

                                             FOR:  REDWOOD EMPIRE BANCORP
                                     APPROVED BY:  James Beckwith
                                                   EVP/Chief Operating Officer
                                                   (707) 522-5215
For Immediate Release

                         REDWOOD EMPIRE BANCORP REPORTS
             SECOND QUARTER 2003 NET INCOME AND 3 FOR 2 STOCK SPLIT

SANTA ROSA, Calif. (July 16, 2003) -- Redwood Empire Bancorp (NASDAQ: REBC) today reported net income of $2,181,000 or $.42 per diluted share for the quarter ended June 30, 2003, as adjusted for the three-for-two stock split declared July 15, 2003. This compares with net income of $2,025,000 or $.37 per diluted share for the same quarter a year ago, as adjusted for the three-for-two stock split declared July 15, 2003. Annualized return on common equity was 29.85% in the second quarter of 2003 as compared with 29.93% in the same quarter a year ago. Annualized return on assets was 1.67% in the second quarter of 2003 as compared to 1.68% one year ago. For the six months ended June 30, 2003, net income was $4,197,000 or $.80 per diluted share, as adjusted for the three-for-two stock split declared July 15, 2003. This compares with $3,972,000 or $.73 per diluted share for the six months ended June 30, 2002, as adjusted for the three-for-two stock split declared July 15, 2003. On July 15, 2003, the Company's Board of Directors declared a three-for-two stock split of its outstanding shares of common stock. Earnings per share information for all periods presented give effect to the stock split. The stock split will be effected in the form of a stock dividend and will entitle each stockholder of record at the close of business on July 28, 2003 three shares for every two shares of Redwood Empire Bancorp common stock held on that date. Redwood Empire Bancorp will pay cash in lieu of fractional shares. The stock dividend will be paid on August 13, 2003. "We are extremely pleased with bottom line results," noted James Beckwith, Chief Operating Officer. "Growing our franchise, providing excellent service to customers and delivering outstanding returns to our shareholders are our key objectives," said Beckwith.

         On July 15, 2003 the Board of Directors declared its intention to issue up to $10,000,000 in pooled trust preferred securities. The funds qualify as regulatory capital, subject to certain limitations, and will be used for stock repurchase and other corporate matters.

         Total deposits amounted to $466,635,000 as of June 30, 2003 as compared to $445,151,000 at June 30, 2002, which amounts to a $21,484,000 or 5% increase.
Total assets amounted to $525,874,000 as of June 30, 2003 as compared to $500,559,000 at June 30, 2002, which amounts to a $25,315,000 or a 5% increase.
Total loans amounted to $415,716,000 as of June 30, 2003 as compared to $358,175,000 one year ago, or a 16% increase.

         Net interest income amounted to $5,678,000 in the second quarter of 2003, compared to $5,323,000 in the same period in 2002, which represents a $355,000 or 7% increase. The increase in net interest income is attributable to a substantial increase in earning assets. Average earning assets amounted to $493,349,000 for the three months ended June 30, 2003 as compared to $453,927,000 for the same period one year ago. Earning asset growth was bolstered by strong loan demand and driven by deposit growth. The net interest margin was 4.62% for the quarter ended June 30, 2003 as compared to 4.70% one year ago and 4.62% in the first quarter of 2003. Net interest income amounted to $11,208,000 for the six months ended June 30, 2003 as compared to $10,312,000 one year ago, an increase of $896,000 or 9%.

         There was no loan loss provision for the three and six months ended June 30, 2003 and June 30, 2002. Net recoveries were $137,000 or .13% (annualized) and $92,000 or .05% (annualized) of average portfolio loans for the three and six months ended June 30, 2003. This compares to net recoveries of $37,000 or .04% (annualized) and $6,000 or .01% (annualized) one year ago. Non-performing assets at June 30, 2003 were $3,108,000 or .6% of total assets, as compared to non-performing assets of $2,661,000, or .5% of total assets, as of June 30, 2002. The allowance for loan losses to nonperforming assets was 241% as of June 30, 2003 as compared to 285% as of June 30, 2002.

         Non-interest income amounted to $1,649,000 for the quarter ended June 30, 2003 as compared to $1,793,000 in the same period in 2002 or an 8% decrease. Non-interest income amounted to $3,278,000 for the first six months ended June 30, 2003 as compared to $3,611,000 one year ago. Merchant draft processing revenues decreased $109,000 from $1,197,000 in the second quarter of 2002 to $1,088,000 in the second quarter of 2003. For the six-month period ended June 30, 2003, merchant draft processing revenues amounted to $2,217,000, a decrease of $159,000 from $2,376,000 for the same period in 2002. Excluding net revenue from merchant draft processing, non-interest income amounted to $561,000 and $1,061,000 for the three and six months ended June 30, 2003 as compared to $596,000 and $1,235,000 for the same period one year ago.

         Non-interest expense amounted to $3,901,000 for the quarter ended June 30, 2003 as compared to $3,904,000 in the same period one year ago. The Company's efficiency ratio for the second quarter of 2003 amounted to 53.24% as compared to 54.86% one year ago. Non-interest expense amounted to $7,987,000 for the six month period ended June 30, 2003 as compared to $7,642,000 one year ago. This represents an increase of $345,000 or 5%. The efficiency ratio for the Company's subsidiary, National Bank of the Redwoods was 49.82% for the quarter ended June 30, 2003 as compared to 49.68% one year ago. For the six months ended June 30, 2003, National Bank of the Redwood's efficiency ratio was 51.74% as compared to 50.42% for the same period one year ago.

         For the three and six months ended June 30, 2003, the net income of the Company's community banking segment was $1,795,000 and $3,415,000 on revenues of $6,011,000 and $11,876,000. This compares to net income of $1,575,000 and
$3,087,000 and revenues of $5,759,000 and $11,233,000 for the same periods one year ago. The segment's 14% and 11% improvement in net income for the three and six months ended June 30, 2003, as compared to the same period in 2002, is primarily attributable to an increase in net interest income. The net income of the Company's bankcard segment was $386,000 and $782,000 for the three and six months ended June 30, 2003 versus $450,000 and $885,000 in 2002. The decrease in the segment's net income for the three and six months ended June 30, 2003 is primarily due to a decrease in merchant draft processing revenue and an increase in salaries and employee benefits expenses. The increase in the unit's salaries and employee benefits expense is due to a build-up in sales development personnel. The merchant bankcard segment's net income comprised 18% and 19% of the Company's consolidated net income for the three and six months ended June 30, 2003, compared to 22% of the Company's consolidated net income for the three and six months ended June 30, 2002.

         In August 2001, the Company announced an authorization to repurchase 533,250 shares, as adjusted for the three-for-two stock split declared July 15, 2003. To date, 355,505 shares have been repurchased under the current authorization, as adjusted for the three-for-two stock split declared July 15, 2003. Under the repurchase program, the Company plans to purchase shares from time to time on the open market and/or in privately negotiated transactions.

         Total assets were $525,874,000 at June 30, 2003. Common book value per share was $5.92, as adjusted for the three-for-two stock split declared July 15, 2003. The Company's Tier 1 capital to average assets ratio was 7.31% as of June 30, 2003.

         Redwood Empire Bancorp, through its principal operating subsidiary, National Bank of the Redwoods, provides diverse financial products and services. The Company offers commercial banking services primarily to businesses and professionals in the North Coast counties of California. The Company's business strategy includes the development of fee-based products and services which will provide insulation to the Company's results from changes in interest rates.

         Except for historical information contained herein, the statements contained in this press release, including statements concerning future increases in the value of Redwood Empire Bancorp stock, are forward-looking statements within the meaning of the "safe harbor" provisions of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act or 1934, as amended. These forward-looking statements are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described from time to time in Redwood Empire Bancorp's Securities and Exchange Commission filings, including its Annual Reports on Form 10-K and quarterly reports on Form 10-Q. Redwood Empire Bancorp disclaims any intent or obligation to update these forward-looking statements.



                               (Tables to follow)

                     REDWOOD EMPIRE BANCORP AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)
       (Dollars in thousands except for earnings per share and share data)

                                                                       Three Months Ended              Six Months Ended
                                                                            June 30,                       June 30,
                                                                     2003             2002            2003            2002
                                                                ----------------------------------------------------------------
Total interest income                                                    $7,608           $7,734         $15,150        $15,143
Total interest expense                                                    1,930            2,411           3,942          4,831
                                                                ----------------------------------------------------------------
Net interest income                                                       5,678            5,323          11,208         10,312
Provision for loan losses                                                     -                -               -              -
                                                                ----------------------------------------------------------------
Net interest income after provision for loan losses                       5,678            5,323          11,208         10,312
                                                                ----------------------------------------------------------------
Service charges on deposit accounts                                         254              308             522            622
Merchant draft processing, net                                            1,088            1,197           2,217          2,376
Loan servicing income                                                        43               81              78            135
Net realized gains on investment securities available for sale               86                -              86             35
Other income                                                                178              207             375            443
                                                                ----------------------------------------------------------------
   Total noninterest income                                               1,649            1,793           3,278          3,611
                                                                ----------------------------------------------------------------
Salaries and employee benefits                                            2,258            2,302           4,542          4,348
Occupancy and equipment expense                                             478              533           1,092          1,057
Other                                                                     1,165            1,069           2,353          2,237
                                                                ----------------------------------------------------------------
   Total noninterest expense                                              3,901            3,904           7,987          7,642
                                                                ----------------------------------------------------------------
Income before income tax expense                                          3,426            3,212           6,499          6,281
Income tax expense                                                        1,245            1,187           2,302          2,309
                                                                ----------------------------------------------------------------
Net income                                                               $2,181           $2,025          $4,197         $3,972
                                                                ================================================================

Basic earnings per share:
  Net income available for common stock shareholders                      $0.43            $0.39           $0.83          $0.76
  Weighted average shares                                             5,084,000        5,237,000       5,081,000      5,243,000

Diluted earnings per share:
  Net income available for common stock shareholders                      $0.42            $0.37           $0.80          $0.73
  Weighted average shares                                             5,216,000        5,426,000       5,239,000      5,436,000

Selected Ratios
Annualized Return on Average Total Equity                               29.85 %          29.93 %         29.31 %        30.04 %
Annualized Return on Average Total Assets                                1.67 %           1.68 %          1.64 %         1.68 %

                                                                          Selected Balance Sheet Data
                                                                                 (In Thousands)
                                                                                   (Unaudited)

                                                                   June 30,       December 31,      June 30,
                                                                     2003             2002            2002
                                                                -------------------------------------------------
Total Loans                                                            $415,716         $365,076        $358,175
Allowance for Loan Losses                                                 7,492            7,400           7,586
Total Assets                                                            525,874          513,181         500,559
Total Deposits                                                          466,635          453,093         445,151
Trust Preferred Debt                                                     10,000           10,000          10,000
Total Shareholders' Equity                                               30,276           28,807          28,547
Nonperforming Assets                                                      3,108            2,794           2,661

                                            REDWOOD EMPIRE BANCORP AND SUBSIDIARIES
                                                       BUSINESS SEGMENTS
                                                          (Unaudited)
                                                    (Dollars in thousands)

                                                                       Three Months Ended             Three Months Ended
                                                                         June 30, 2003                   June 30, 2002
                                                                ----------------------------------------------------------------

                                                                   Community                       Community
                                                                    Banking         Bankcard        Banking         Bankcard
                                                                ----------------------------------------------------------------
Total interest income                                                    $7,608            $ ---          $7,734          $ ---
Total interest expense                                                    1,913               17           2,395             16
Interest income (expense) allocation                                      (245)              245           (176)            176
                                                                ----------------------------------------------------------------
Net interest income                                                       5,450              228           5,163            160
                                                                ----------------------------------------------------------------
Provision for loan losses                                                   ---              ---             ---            ---
Service charges on deposit accounts                                         254              ---             308            ---
Merchant draft processing, net                                              ---            1,088             ---          1,197
Loan servicing income                                                        43              ---              81            ---
Net realized gains on investment securities available for sale               86              ---             ---            ---
Other income                                                                178              ---             207            ---
                                                                ----------------------------------------------------------------
   Total noninterest income                                                 561            1,088             596          1,197
                                                                ----------------------------------------------------------------
Salaries and employee benefits                                            1,800              458           1,873            429
Occupancy and equipment expense                                             436               42             488             45
Other                                                                       954              211             900            169
                                                                ----------------------------------------------------------------
   Total noninterest expense                                              3,190              711           3,261            643
                                                                ----------------------------------------------------------------
Income before income tax expense                                          2,821              605           2,498            714
Income tax expense                                                        1,026              219             923            264
                                                                ----------------------------------------------------------------
Net income                                                               $1,795             $386          $1,575           $450
                                                                ================================================================

                                                                        Six Months Ended               Six Months Ended
                                                                         June 30, 2003                   June 30, 2002
                                                                ----------------------------------------------------------------

                                                                   Community                       Community
                                                                    Banking         Bankcard        Banking         Bankcard
                                                                ----------------------------------------------------------------
Total interest income                                                   $15,150            $ ---         $15,143          $ ---
Total interest expense                                                    3,920               22           4,813             18
Interest income (expense) allocation                                      (415)              415           (332)            332
                                                                ----------------------------------------------------------------
Net interest income                                                      10,815              393           9,998            314
                                                                ----------------------------------------------------------------
Provision for loan losses                                                   ---              ---             ---            ---
Service charges on deposit accounts                                         522              ---             622            ---
Merchant draft processing, net                                              ---            2,217             ---          2,376
Loan servicing income                                                        78              ---             135            ---
Net realized gains on investment securities available for sale               86              ---              35            ---
Other income                                                                375              ---             443            ---
                                                                ----------------------------------------------------------------
   Total noninterest income                                               1,061            2,217           1,235          2,376
                                                                ----------------------------------------------------------------
Salaries and employee benefits                                            3,630              912           3,512            836
Occupancy and equipment expense                                           1,001               91             966             91
Other                                                                     1,954              399           1,871            366
                                                                ----------------------------------------------------------------
   Total noninterest expense                                              6,585            1,402           6,349          1,293
                                                                ----------------------------------------------------------------
Income before income tax expense                                          5,291            1,208           4,884          1,397
Income tax expense                                                        1,876              426           1,797            512
                                                                ----------------------------------------------------------------
Net income                                                               $3,415             $782          $3,087           $885
                                                                ================================================================